Supplement
dated October 28, 2022
to the
Summary Prospectus, Prospectus and Statement of Additional Information
dated March 30, 2022
for
Cushing® NextGen Infrastructure Fund (the “NextGen Infrastructure Fund”) and Global Clean Equity Fund (the “Global Clean Equity Fund”),
(each a “Fund” and collectively, the “Funds”),
each a series of Cushing Mutual Funds Trust (the “Trust”)

This supplement provides new and additional information that should be read in conjunction with the Summary Prospectus, Prospectus and Statement of Additional Information listed above. Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and Statement of Additional Information.

On October 18, 2022, the Board of Trustees approved changes to each Fund’s name, which will become effective on November 1, 2022. The CUSIPs for the Funds’ shares will not change. Each Fund’s name will change as follows:

Current Name	Current Ticker	New Name	New Ticker
Cushing NextGen Infrastructure Fund		NXG NextGen Infrastructure Fund
I Shares	NXGNX	I Shares	NXGNX*
A Shares	NXGAX	A Shares	NXGAX*
Global Clean Equity Fund		NXG Global Clean Equity Fund
I Shares	CGCNX	I Shares	CGCNX*
A Shares	CGCAX	A Shares	CGCAX*

*    No change.

In connection with the name change, the Funds will continue to be managed by the Investment Adviser and the portfolio managers of each Fund continue to manage each Fund’s portfolio according to its current investment objectives and policies.

Please retain this supplement for future reference.